                           MFS(R) INSTITUTIONAL TRUST

                      MFS(R) INSTITUTIONAL CORE EQUITY FUND

                       MFS(R) INSTITUTIONAL RESEARCH FUND

                    MFS(R) INSTITUTIONAL MID CAP GROWTH FUND

            Supplement dated July 18, 2000 to the Current Prospectus


Effective July 1, 2000, the Expense Summary section for the above referenced funds (each a "fund") is hereby amended and restated as follows:


EXPENSE SUMMARY

     Expense Table. The "Expense Table" describes expenses you may pay when you hold shares of the fund.

     Annual Fund Operating Expenses (expenses that are deducted from fund assets):

                                         Core Equity    Research       Mid Cap
                                            Fund         Fund        Growth Fund
Management Fees                              0.60%        0.60%          0.60%
Distribution and Service (12b-1) Fees        None         None           None
Other Expenses                               0.44%        0.17%          0.15%
                                             -----        -----          -----
Total Annual Fund Operating Expenses         1.04%        0.77%          0.75%
    Fee Waiver/Expense Reimbursement(1)     (0.48)%      (0.21)%        (0.09)%
                                            -------      -------        -------
    Net Expenses(2)                          0.56%        0.56%          0.66%
-----------------------------
(1) MFS has contractually agreed to waive a portion of the management fee paid by Core Equity Fund and Research Fund equal to 0.05% annually, and MFS has also agreed to bear each such fund's "Other Expenses", after giving effect to the expense offset arrangement described below. MFS has contractually agreed to bear the Mid Cap Growth Fund's "Other Expenses", after giving effect to the expense offset arrangement described below, such that "Other Expenses" do not exceed 0.05% annually. These contractual fee arrangements will remain in effect until at least July 1, 2001, absent an earlier modification approved by the board of trustees which oversees each fund.

(2) Each fund has an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the fund's expenses). Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would be lower for the funds, and would equal 0.55% for Core Equity Fund and Research Fund, and 0.65% for Mid Cap Growth Fund.

Example of Expenses. The "Example of Expenses" table is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

         The examples assume that:

     o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;

     o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

     o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the first year, and the fund's "Total Annual Fund Operating Expenses" for subsequent years (see the table above).


             Series         Year 1      Year 3      Year 5      Year 10

    Core Equity Fund          $57        $283        $527        $1,228

    Research Fund             $57        $225        $407        $  935

    Mid Cap Growth Fund       $67        $231        $408        $  922

                  The date of this Supplement is July 18, 2000.